NUVEEN OHIO MUNICIPAL BOND FUND
SUPPLEMENT DATED MAY 1, 2025
TO THE PROSPECTUS DATED SEPTEMBER 30, 2024

1.	The section “Fund Summaries—Nuveen Ohio Municipal Bond Fund—Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fees	0.49%	0.49%	0.49%

Distribution and/or Service (12b‑1) Fees	0.20%	1.00%	0.00%

Other Expenses

Interest and Related Expenses[2]	0.01%	0.01%	0.01%

Remainder of Other Expenses	0.09%	0.09%	0.09%

Total Annual Fund Operating Expenses	0.79%	1.59%	0.59%

Fee Waivers and/or Expense Reimbursements[3,4]	(0.06)%	(0.06)%	(0.06)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.73%	1.53%	0.53%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Includes interest expense and fees paid on Fund borrowings and/or interest and related expenses from inverse floaters.
3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
4
The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses of the Fund (excluding 12b‑1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.56% through July 31, 2027 or 0.75% after July 31, 2027 of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2027 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

2.	The section “Fund Summaries—Nuveen Ohio Municipal Bond Fund—Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I

1 Year	$491	$156	$54

3 Years	$645	$484	$171

5 Years	$824	$849	$312

10 Years	$1,341	$1,874	$721

3.	The sixth and seventh paragraphs of the section “How We Manage Your Money—Who Manages the Funds—Management Fees” are deleted in their entirety and replaced with the following:
Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding 12b‑1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund do not exceed the percentages of the average daily net assets listed below of any class of Fund shares.

Nuveen Ohio Municipal Bond Fund	0.56% through July 31, 2027 and 0.75% thereafter

Nuveen Wisconsin Municipal Bond Fund	0.65% through July 31, 2026
The expense limitations expiring July 31, 2026 and July 31, 2027 may be terminated or modified prior to such date only with the approval of the Board of Trustees of the Funds. The expense limitation in effect thereafter for Nuveen Ohio Municipal Bond Fund may be terminated or modified only with the approval of shareholders of the Fund.
PLEASE KEEP THIS WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE
MGN‑MS6SUP‑0525P